UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  July 26, 2004

MANDALAY RESORT GROUP

(Exact Name of Registrant as specified in its charter)

Nevada	1-8570	88-0121916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119
(Address of Principal Executive Offices)

Registrant=s telephone number, including area code (702) 632-6700

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION INCLUDED IN THIS REPORT

Item 5.                                                             Other Events and Required FD Disclosure

This report is being filed for the purpose of filing as exhibits to this report the items listed in Item 7(c) hereof.

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits.

(c)          Exhibits:

4                  First Supplemental Indenture dated as of July 26, 2004, relating to Mandalay’s Floating Rate Senior Convertible Debentures due 2033.

99            Press Release dated July 26, 2004, announcing that Mandalay Resort Group has delivered an Irrevocable Cash Settlement Notice with respect to its Floating Rate Senior Convertible Debentures due 2033.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANDALAY RESORT GROUP

Dated: July 26, 2004	By:	/s/ LES MARTIN
Les Martin
Vice President, Chief Accounting Officer
and Treasurer

Index to Exhibits

No.	Description

4	First Supplemental Indenture dated as of July 26, 2004, relating to Mandalay’s Floating Rate Senior Convertible Debentures due 2033.

99	Press Release dated July 26, 2004, announcing that Mandalay Resort Group has delivered an Irrevocable Cash Settlement Notice with respect to its Floating Rate Senior Convertible Debentures due 2033.